THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT THERETO UNDER THE ACT AND APPLICABLE LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Certificate No. 2010-01	Warrant to Purchase up to 100,000 Shares of
Dated: February 17, 2010	Common Stock (subject to adjustment)

WARRANT TO PURCHASE COMMON STOCK
of
GLEN ROSE PETROLEUM CORPORATION

            This certifies that, for value received, Evergreen Syndications, LLC, or its registered assigns (the “Holder”) is entitled, subject to the terms set forth below, to purchase from Glen Rose Petroleum Corporation, a Delaware corporation (the “Company”), up to one hundred thousand (100,000) shares of common stock, par value $0.001 per share (the “Common Stock”), as constituted on the date hereof (the “Warrant Issue Date”), upon surrender hereof, at the principal office of the Company referred to below, with the Notice of Exercise form annexed hereto duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price set forth in Section 2 below. The number and character of such shares of Common Stock and the Exercise Price are subject to adjustment as provided herein. The term “Warrant” as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein. This Warrant is being issued pursuant to the Termination and Settlement Agreement dated February 17, 2010), by and between the Company and Evergreen Syndications, LLC and Joseph Tovey.

1.           Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, during the term commencing on the Warrant Issue Date and ending at 5:00 p.m., Eastern Standard Time, on February 17, 2011 (the “Term”), and shall be void thereafter.

2.           Exercise Price. The exercise price at which this Warrant may be exercised shall be $0.50 per share of Common Stock (the “Exercise Price”), as such Exercise Price may be adjusted from time to time pursuant to Section 12 hereof.

Termination and Settlement Agreement
Exhibit A

1

3.           Number of Warrants.  The warrants shall be exercisable for any amount up to and including one hundred thousand (100,000) Common Shares of the Company.  The Warrant Issue Date shall be the date upon which any such warrant is issued.

4.           Vesting and Exercise of Warrant.

(a)          Exercisability – Majority Ownership. Notwithstanding anything herein to the contrary, should the number of shares of Common Stock issuable upon the execution of this Warrant, plus the number of shares of Common Stock issuable upon the any other warrant or option relating to the Common Stock, plus any Common Stock held by Holder, any “affiliate” of Holder as defined by defined by SEC Rule 501(b), or any party acting as a “group” as defined by SEC Rule 13(d)(3) with Holder combined with any shares held meet or exceed fifty percent (50%) of the Company’s total Common Shares, this Warrant will only become exercisable (“Vest”) when the Company has obtained shareholder approval of this Warrant in accordance with applicable federal securities laws and the rules and regulations of any national securities exchange or inter-dealer quotation system upon which the Company’s Common Stock is then traded.

(b)          Exercisability - Dilution. Notwithstanding anything herein to the contrary, should the number of shares of Common Stock issuable upon the execution of this Warrant, plus the number of shares of Common Stock issuable upon the any other warrant or option relating to the Common Stock held by Holder, any “affiliate” of Holder as defined by defined by SEC Rule 501(b), or any party acting as a “group” as defined by SEC Rule 13(d)(3) with Holder combined with any shares held meet or exceed twenty percent (20%) of the Company’s total Common Shares, this Warrant will only become exercisable (“Vest”) when the Company has obtained shareholder approval of this Warrant in accordance with applicable federal securities laws and the rules and regulations of any national securities exchange or inter-dealer quotation system upon which the Company’s Common Stock is then traded.

(c)          Exercise of Warrant - Method of Exercise. Subject to sections 4(a) and 4(b) above, the purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, at any time, or from time to time, during the Term, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the principal office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment in cash by wire transfer or by check acceptable to the Company of the purchase price of the shares to be purchased.

(d)          Issuance of Shares. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Warrant Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of Warrant Shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the remaining number of Warrant Shares for which this Warrant may then be exercised.

Termination and Settlement Agreement
Exhibit A

2

5.           No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled (after aggregating all shares that are being issued upon such exercise), the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

6.           Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement or bond reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

7.           Rights of Stockholders. Subject to Sections 10 and 12 of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of the Warrant Shares or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised as provided herein.

8.           Transfer of Warrant.

(a)          Warrant Register. The Company will maintain a register (the “Warrant Register”) containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change its address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

(b)          Warrant Agent. The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 7(a) above, issuing the Warrant Shares or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant, or any or all of the foregoing (the “Warrant Agent”). Thereafter, any such registration, issuance, exchange or replacement, as the case may be, shall be made at the office of the Warrant Agent.

Termination and Settlement Agreement
Exhibit A

3

(c)          Transferability and Negotiability of Warrant. This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the “Act”), title to this Warrant may be transferred by endorsement (by the Holder executing the Assignment Form annexed hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

(d)          Exchange of Warrant Upon a Transfer. Upon surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers contained in this Section 8, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

(e)          Compliance with Securities Laws.

(i)      The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired for investment purposes, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any applicable state securities laws.

(ii)      This Warrant and all Warrant Shares issued upon exercise hereof or conversion thereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS.  SUCH SHARES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.  THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS AND HOLDER RIGHTS AS SET FORTH IN A REGISTRATION RIGHTS AGREEMENT ENTERED INTO BY THE HOLDER OF THESE SHARES, THE COMPANY AND CERTAIN OTHER STOCKHOLDERS OF THE COMPANY.  A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF WITHOUT CHARGE UPON THE WRITTEN REQUEST TO THE COMPANY.

Termination and Settlement Agreement
Exhibit A

4

9.           Reservation of Stock. The Company covenants that during the Term, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its Certificate or Articles of Incorporation (the “Certificate”) to provide sufficient reserves of Warrant Shares issuable upon exercise of this Warrant. The Company further covenants that all Warrant Shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein will be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously therewith). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of this Warrant.

10.          Notices.

(a)          Whenever the Exercise Price or the shares purchasable hereunder shall be adjusted pursuant to Section 12 hereof, the Company shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and the shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first-class mail, postage prepaid) to the Holder of this Warrant.

(b)          In case:

(i)      the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

(ii)      of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation or entity, or any conveyance of all or substantially all of the assets of the Company to another corporation or entity, or

(iii)      of any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Holder or Holders a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 days prior to the record date specified in (A) above or 30 days prior to the date specified in (B) above.

Termination and Settlement Agreement
Exhibit A

5

11.         Amendments and Waivers.

(a)          Except as provided in Section 11(b) below, this Warrant, or any provision hereof, may be amended, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

(b)          Any term or condition of this Warrant may be amended with the written consent of the Company and the Holder. Any amendment effected in accordance with this Section 11(b) shall be binding upon the Holder and each future holder of this Warrant and the Company.

(c)          No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

12.          Adjustments. The Exercise Price and the shares purchasable hereunder are subject to adjustment from time to time as follows:

(a)          Merger, Sale of Assets, etc. If at any time while this Warrant is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or (iii) a sale or transfer of the Company’s properties and assets as, or substantially as, an entirety to any other corporation or other entity, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation or other entity resulting from such reorganization, merger, consolidation, merger, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 12. The foregoing provision of this Section 12(a) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation or other entity that are at the time receivable upon the exercise of this Warrant. In all events, appropriate adjustment (as determined in good faith by the Company’s Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

Termination and Settlement Agreement
Exhibit A

6

(b)          Reclassification, etc. If the Company, at any time while this Warrant remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 12.

(c)          Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination and the number of such securities shall be proportionately increased in the case of a split or subdivision or proportionately decreased in the case of a combination.

(d)          Adjustments for Dividends in Stock or other Securities or Property. If while this Warrant remains outstanding and unexpired, the holders of the securities as to which purchase rights under this Warrant exist (including without limitation securities into which such securities may be converted) at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant (or upon such conversion) on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 12.

(e)          Calculations. All calculations under this Section 12 shall be made to the nearest four decimal points.

(f)          No Impairment. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

13.          Saturdays, Sundays and Holidays. If the last or appointed day for the taking of any action or the expiration of any right granted herein shall be a Saturday, Sunday or legal holiday, then (notwithstanding anything herein to the contrary) such action may be taken or such right may be exercised on the next succeeding day that is not a Saturday, Sunday or legal holiday.

Termination and Settlement Agreement
Exhibit A

7

14.          Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

15.          Binding Effect. The terms of this Warrant shall be binding upon and inure to the benefit of the Company and the Holder and their respective successors and assigns.

IN WITNESS WHEREOF, Glen Rose Petroleum Corporation has caused this Warrant to be executed by its officers thereunto duly authorized.

Glen Rose Petroleum Corporation

By: ____________________________________
Name: Andrew Taylor-Kimmins
Title: Chairman & President

Holder: ________________________________

By: ____________________________________
Name:
Title:

Termination and Settlement Agreement
Exhibit A

8

NOTICE OF EXERCISE

(1)          The undersigned hereby (A) elects to purchase _______ shares of Common Stock of GLEN ROSE PETROLEUM CORPORATION, pursuant to the provisions of Section 4(c)(i) of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

(2)          In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock to be issued upon exercise hereof are being acquired for investment purposes, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

(3)          Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Name)

(4)          Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

(Name)

(Date)	(Signature)

Termination and Settlement Agreement
Exhibit A

9

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

Name of Assignee	Address	No. of Shares

and does hereby irrevocably constitute and appoint ____________________________ Attorney to make such transfer on the books of GLEN ROSE PETROLEUM CORPORATION, maintained for the purpose, with full power of substitution in the premises.

The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of stock to be issued upon exercise hereof are being acquired for investment purposes, and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

Dated: _________________________

Signature of Holder

Termination and Settlement Agreement
Exhibit A

10

Exhibit B

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT THERETO UNDER THE ACT AND APPLICABLE LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Certificate No. 2010-02	Warrant to Purchase up to 100,000 Shares of
Dated: February 17, 2010	Common Stock (subject to adjustment)

WARRANT TO PURCHASE COMMON STOCK
of
GLEN ROSE PETROLEUM CORPORATION

            This certifies that, for value received, Evergreen Syndications, LLC, or its registered assigns (the “Holder”) is entitled, subject to the terms set forth below, to purchase from Glen Rose Petroleum Corporation, a Delaware corporation (the “Company”), up to one hundred thousand (100,000) shares of common stock, par value $0.001 per share (the “Common Stock”), as constituted on the date hereof (the “Warrant Issue Date”), upon surrender hereof, at the principal office of the Company referred to below, with the Notice of Exercise form annexed hereto duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price set forth in Section 2 below. The number and character of such shares of Common Stock and the Exercise Price are subject to adjustment as provided herein. The term “Warrant” as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein. This Warrant is being issued pursuant to the Termination and Settlement Agreement dated February 17, 2010), by and between the Company and Evergreen Syndications, LLC and Joseph Tovey.

1.           Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, during the term commencing on the Warrant Issue Date and ending at 5:00 p.m., Eastern Standard Time, on February 7, 2012 (the “Term”), and shall be void thereafter.

2.           Exercise Price. The exercise price at which this Warrant may be exercised shall be $1.00 per share of Common Stock (the “Exercise Price”), as such Exercise Price may be adjusted from time to time pursuant to Section 12 hereof.

Termination and Settlement Agreement
Exhibit B

1

3.           Number of Warrants.  The warrants shall be exercisable for any amount up to and including one hundred thousand (100,000) Common Shares of the Company.  The Warrant Issue Date shall be the date upon which any such warrant is issued.

4.           Vesting and Exercise of Warrant.

(a)          Exercisability – Majority Ownership. Notwithstanding anything herein to the contrary, should the number of shares of Common Stock issuable upon the execution of this Warrant, plus the number of shares of Common Stock issuable upon the any other warrant or option relating to the Common Stock, plus any Common Stock held by Holder, any “affiliate” of Holder as defined by defined by SEC Rule 501(b), or any party acting as a “group” as defined by SEC Rule 13(d)(3) with Holder combined with any shares held meet or exceed fifty percent (50%) of the Company’s total Common Shares, this Warrant will only become exercisable (“Vest”) when the Company has obtained shareholder approval of this Warrant in accordance with applicable federal securities laws and the rules and regulations of any national securities exchange or inter-dealer quotation system upon which the Company’s Common Stock is then traded.

(b)          Exercisability - Dilution. Notwithstanding anything herein to the contrary, should the number of shares of Common Stock issuable upon the execution of this Warrant, plus the number of shares of Common Stock issuable upon the any other warrant or option relating to the Common Stock held by Holder, any “affiliate” of Holder as defined by defined by SEC Rule 501(b), or any party acting as a “group” as defined by SEC Rule 13(d)(3) with Holder combined with any shares held meet or exceed twenty percent (20%) of the Company’s total Common Shares, this Warrant will only become exercisable (“Vest”) when the Company has obtained shareholder approval of this Warrant in accordance with applicable federal securities laws and the rules and regulations of any national securities exchange or inter-dealer quotation system upon which the Company’s Common Stock is then traded.

(c)          Exercise of Warrant - Method of Exercise. Subject to sections 4(a) and 4(b) above, the purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, at any time, or from time to time, during the Term, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the principal office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment in cash by wire transfer or by check acceptable to the Company of the purchase price of the shares to be purchased.

(d)          Issuance of Shares. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Warrant Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of Warrant Shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the remaining number of Warrant Shares for which this Warrant may then be exercised.

Termination and Settlement Agreement
Exhibit B

2

5.           No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled (after aggregating all shares that are being issued upon such exercise), the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

6.           Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement or bond reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

7.           Rights of Stockholders. Subject to Sections 10 and 12 of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of the Warrant Shares or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised as provided herein.

8.           Transfer of Warrant.

(a)          Warrant Register. The Company will maintain a register (the “Warrant Register”) containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change its address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

(b)          Warrant Agent. The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 7(a) above, issuing the Warrant Shares or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant, or any or all of the foregoing (the “Warrant Agent”). Thereafter, any such registration, issuance, exchange or replacement, as the case may be, shall be made at the office of the Warrant Agent.

Termination and Settlement Agreement
Exhibit B

3

(c)           Transferability and Negotiability of Warrant. This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the “Act”), title to this Warrant may be transferred by endorsement (by the Holder executing the Assignment Form annexed hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

(d)           Exchange of Warrant Upon a Transfer. Upon surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers contained in this Section 8, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

(e)           Compliance with Securities Laws.

(i)      The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired for investment purposes, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any applicable state securities laws.

(ii)      This Warrant and all Warrant Shares issued upon exercise hereof or conversion thereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS.  SUCH SHARES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.  THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS AND HOLDER RIGHTS AS SET FORTH IN A REGISTRATION RIGHTS AGREEMENT ENTERED INTO BY THE HOLDER OF THESE SHARES, THE COMPANY AND CERTAIN OTHER STOCKHOLDERS OF THE COMPANY.  A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF WITHOUT CHARGE UPON THE WRITTEN REQUEST TO THE COMPANY.

Termination and Settlement Agreement
Exhibit B

4

9.            Reservation of Stock. The Company covenants that during the Term, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its Certificate or Articles of Incorporation (the “Certificate”) to provide sufficient reserves of Warrant Shares issuable upon exercise of this Warrant. The Company further covenants that all Warrant Shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein will be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously therewith). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of this Warrant.

10.           Notices.

(a)           Whenever the Exercise Price or the shares purchasable hereunder shall be adjusted pursuant to Section 12 hereof, the Company shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and the shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first-class mail, postage prepaid) to the Holder of this Warrant.

(b)           In case:

(i)      the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

(ii)      of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation or entity, or any conveyance of all or substantially all of the assets of the Company to another corporation or entity, or

(iii)      of any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Holder or Holders a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 days prior to the record date specified in (A) above or 30 days prior to the date specified in (B) above.

Termination and Settlement Agreement
Exhibit B

5

11.            Amendments and Waivers.

(a)            Except as provided in Section 11(b) below, this Warrant, or any provision hereof, may be amended, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

(b)            Any term or condition of this Warrant may be amended with the written consent of the Company and the Holder. Any amendment effected in accordance with this Section 11(b) shall be binding upon the Holder and each future holder of this Warrant and the Company.

(c)            No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

12.            Adjustments. The Exercise Price and the shares purchasable hereunder are subject to adjustment from time to time as follows:

(a)            Merger, Sale of Assets, etc. If at any time while this Warrant is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or (iii) a sale or transfer of the Company’s properties and assets as, or substantially as, an entirety to any other corporation or other entity, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation or other entity resulting from such reorganization, merger, consolidation, merger, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 12. The foregoing provision of this Section 12(a) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation or other entity that are at the time receivable upon the exercise of this Warrant. In all events, appropriate adjustment (as determined in good faith by the Company’s Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

Termination and Settlement Agreement
Exhibit B

6

(b)            Reclassification, etc. If the Company, at any time while this Warrant remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 12.

(c)            Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination and the number of such securities shall be proportionately increased in the case of a split or subdivision or proportionately decreased in the case of a combination.

(d)            Adjustments for Dividends in Stock or other Securities or Property. If while this Warrant remains outstanding and unexpired, the holders of the securities as to which purchase rights under this Warrant exist (including without limitation securities into which such securities may be converted) at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant (or upon such conversion) on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 12.

(e)            Calculations. All calculations under this Section 12 shall be made to the nearest four decimal points.

(f)            No Impairment. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

13.            Saturdays, Sundays and Holidays. If the last or appointed day for the taking of any action or the expiration of any right granted herein shall be a Saturday, Sunday or legal holiday, then (notwithstanding anything herein to the contrary) such action may be taken or such right may be exercised on the next succeeding day that is not a Saturday, Sunday or legal holiday.

Termination and Settlement Agreement
Exhibit B

7

14.            Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

15.            Binding Effect. The terms of this Warrant shall be binding upon and inure to the benefit of the Company and the Holder and their respective successors and assigns.

IN WITNESS WHEREOF, Glen Rose Petroleum Corporation has caused this Warrant to be executed by its officers thereunto duly authorized.

Glen Rose Petroleum Corporation

By: ____________________________________
Name: Andrew Taylor-Kimmins
Title: Chairman & President

Holder: ________________________________

By: ____________________________________
Name:
Title:

Termination and Settlement Agreement
Exhibit B

8

NOTICE OF EXERCISE

(1)            The undersigned hereby (A) elects to purchase _______ shares of Common Stock of GLEN ROSE PETROLEUM CORPORATION, pursuant to the provisions of Section 4(c)(i) of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

(2)            In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock to be issued upon exercise hereof are being acquired for investment purposes, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

(3)            Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Name)

(4)           Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

(Name)

(Date)	(Signature)

Termination and Settlement Agreement
Exhibit B

9

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

Name of Assignee	Address	No. of Shares

and does hereby irrevocably constitute and appoint ____________________________ Attorney to make such transfer on the books of GLEN ROSE PETROLEUM CORPORATION, maintained for the purpose, with full power of substitution in the premises.

The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of stock to be issued upon exercise hereof are being acquired for investment purposes, and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

Dated: _________________________

Signature of Holder

Termination and Settlement Agreement
Exhibit B

10

Exhibit C

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT THERETO UNDER THE ACT AND APPLICABLE LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Certificate No. 2010-03	Warrant to Purchase up to 100,000 Shares of
Dated: February 17, 2010	Common Stock (subject to adjustment)

WARRANT TO PURCHASE COMMON STOCK
of
GLEN ROSE PETROLEUM CORPORATION

            This certifies that, for value received, Evergreen Syndications, LLC, or its registered assigns (the “Holder”) is entitled, subject to the terms set forth below, to purchase from Glen Rose Petroleum Corporation, a Delaware corporation (the “Company”), up to one hundred thousand (100,000) shares of common stock, par value $0.001 per share (the “Common Stock”), as constituted on the date hereof (the “Warrant Issue Date”), upon surrender hereof, at the principal office of the Company referred to below, with the Notice of Exercise form annexed hereto duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price set forth in Section 2 below. The number and character of such shares of Common Stock and the Exercise Price are subject to adjustment as provided herein. The term “Warrant” as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein. This Warrant is being issued pursuant to the Termination and Settlement Agreement dated February 17, 2010), by and between the Company and Evergreen Syndications, LLC and Joseph Tovey.

1.            Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, during the term commencing on the Warrant Issue Date and ending at 5:00 p.m., Eastern Standard Time, on February 17, 2013 (the “Term”), and shall be void thereafter.

2.            Exercise Price. The exercise price at which this Warrant may be exercised shall be $1.50 per share of Common Stock (the “Exercise Price”), as such Exercise Price may be adjusted from time to time pursuant to Section 12 hereof.

Termination and Settlement Agreement
Exhibit C

3.            Number of Warrants.  The warrants shall be exercisable for any amount up to and including one hundred thousand (100,000) Common Shares of the Company.  The Warrant Issue Date shall be the date upon which any such warrant is issued.

4.            Vesting and Exercise of Warrant.

(a)            Exercisability – Majority Ownership. Notwithstanding anything herein to the contrary, should the number of shares of Common Stock issuable upon the execution of this Warrant, plus the number of shares of Common Stock issuable upon the any other warrant or option relating to the Common Stock, plus any Common Stock held by Holder, any “affiliate” of Holder as defined by defined by SEC Rule 501(b), or any party acting as a “group” as defined by SEC Rule 13(d)(3) with Holder combined with any shares held meet or exceed fifty percent (50%) of the Company’s total Common Shares, this Warrant will only become exercisable (“Vest”) when the Company has obtained shareholder approval of this Warrant in accordance with applicable federal securities laws and the rules and regulations of any national securities exchange or inter-dealer quotation system upon which the Company’s Common Stock is then traded.

(b)            Exercisability - Dilution. Notwithstanding anything herein to the contrary, should the number of shares of Common Stock issuable upon the execution of this Warrant, plus the number of shares of Common Stock issuable upon the any other warrant or option relating to the Common Stock held by Holder, any “affiliate” of Holder as defined by defined by SEC Rule 501(b), or any party acting as a “group” as defined by SEC Rule 13(d)(3) with Holder combined with any shares held meet or exceed twenty percent (20%) of the Company’s total Common Shares, this Warrant will only become exercisable (“Vest”) when the Company has obtained shareholder approval of this Warrant in accordance with applicable federal securities laws and the rules and regulations of any national securities exchange or inter-dealer quotation system upon which the Company’s Common Stock is then traded.

(c)            Exercise of Warrant - Method of Exercise. Subject to sections 4(a) and 4(b) above, the purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, at any time, or from time to time, during the Term, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the principal office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment in cash by wire transfer or by check acceptable to the Company of the purchase price of the shares to be purchased.

(d)            Issuance of Shares. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Warrant Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of Warrant Shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the remaining number of Warrant Shares for which this Warrant may then be exercised.

Termination and Settlement Agreement
Exhibit C

5.            No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled (after aggregating all shares that are being issued upon such exercise), the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

6.            Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement or bond reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

7.            Rights of Stockholders. Subject to Sections 10 and 12 of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of the Warrant Shares or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised as provided herein.

8.            Transfer of Warrant.

(a)           Warrant Register. The Company will maintain a register (the “Warrant Register”) containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change its address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

(b)           Warrant Agent. The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 7(a) above, issuing the Warrant Shares or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant, or any or all of the foregoing (the “Warrant Agent”). Thereafter, any such registration, issuance, exchange or replacement, as the case may be, shall be made at the office of the Warrant Agent.

Termination and Settlement Agreement
Exhibit C

(c)           Transferability and Negotiability of Warrant. This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the “Act”), title to this Warrant may be transferred by endorsement (by the Holder executing the Assignment Form annexed hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

(d)           Exchange of Warrant Upon a Transfer. Upon surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers contained in this Section 8, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

(e)           Compliance with Securities Laws.

(i)      The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired for investment purposes, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any applicable state securities laws.

(ii)      This Warrant and all Warrant Shares issued upon exercise hereof or conversion thereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS.  SUCH SHARES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.  THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS AND HOLDER RIGHTS AS SET FORTH IN A REGISTRATION RIGHTS AGREEMENT ENTERED INTO BY THE HOLDER OF THESE SHARES, THE COMPANY AND CERTAIN OTHER STOCKHOLDERS OF THE COMPANY.  A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF WITHOUT CHARGE UPON THE WRITTEN REQUEST TO THE COMPANY.

Termination and Settlement Agreement
Exhibit C

9.            Reservation of Stock. The Company covenants that during the Term, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its Certificate or Articles of Incorporation (the “Certificate”) to provide sufficient reserves of Warrant Shares issuable upon exercise of this Warrant. The Company further covenants that all Warrant Shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein will be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously therewith). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of this Warrant.

10.            Notices.

(a)            Whenever the Exercise Price or the shares purchasable hereunder shall be adjusted pursuant to Section 12 hereof, the Company shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and the shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first-class mail, postage prepaid) to the Holder of this Warrant.

(b)            In case:

(i)      the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

(ii)      of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation or entity, or any conveyance of all or substantially all of the assets of the Company to another corporation or entity, or

(iii)      of any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Holder or Holders a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 days prior to the record date specified in (A) above or 30 days prior to the date specified in (B) above.

Termination and Settlement Agreement
Exhibit C

11.            Amendments and Waivers.

(a)            Except as provided in Section 11(b) below, this Warrant, or any provision hereof, may be amended, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

(b)            Any term or condition of this Warrant may be amended with the written consent of the Company and the Holder. Any amendment effected in accordance with this Section 11(b) shall be binding upon the Holder and each future holder of this Warrant and the Company.

(c)            No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

12.            Adjustments. The Exercise Price and the shares purchasable hereunder are subject to adjustment from time to time as follows:

(a)            Merger, Sale of Assets, etc. If at any time while this Warrant is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or (iii) a sale or transfer of the Company’s properties and assets as, or substantially as, an entirety to any other corporation or other entity, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation or other entity resulting from such reorganization, merger, consolidation, merger, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 12. The foregoing provision of this Section 12(a) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation or other entity that are at the time receivable upon the exercise of this Warrant. In all events, appropriate adjustment (as determined in good faith by the Company’s Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

Termination and Settlement Agreement
Exhibit C

(b)            Reclassification, etc. If the Company, at any time while this Warrant remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 12.

(c)            Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination and the number of such securities shall be proportionately increased in the case of a split or subdivision or proportionately decreased in the case of a combination.

(d)            Adjustments for Dividends in Stock or other Securities or Property. If while this Warrant remains outstanding and unexpired, the holders of the securities as to which purchase rights under this Warrant exist (including without limitation securities into which such securities may be converted) at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant (or upon such conversion) on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 12.

(e)            Calculations. All calculations under this Section 12 shall be made to the nearest four decimal points.

(f)            No Impairment. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

Termination and Settlement Agreement
Exhibit C

13.           Saturdays, Sundays and Holidays. If the last or appointed day for the taking of any action or the expiration of any right granted herein shall be a Saturday, Sunday or legal holiday, then (notwithstanding anything herein to the contrary) such action may be taken or such right may be exercised on the next succeeding day that is not a Saturday, Sunday or legal holiday.

14.           Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

15.           Binding Effect. The terms of this Warrant shall be binding upon and inure to the benefit of the Company and the Holder and their respective successors and assigns.

IN WITNESS WHEREOF, Glen Rose Petroleum Corporation has caused this Warrant to be executed by its officers thereunto duly authorized.

Glen Rose Petroleum Corporation

By: ____________________________________
Name: Andrew Taylor-Kimmins
Title: Chairman & President

Holder: ________________________________

By: ____________________________________
Name:
Title:

Termination and Settlement Agreement
Exhibit C

NOTICE OF EXERCISE

(1)           The undersigned hereby (A) elects to purchase _______ shares of Common Stock of GLEN ROSE PETROLEUM CORPORATION, pursuant to the provisions of Section 4(c)(i) of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

(2)           In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock to be issued upon exercise hereof are being acquired for investment purposes, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

(3)           Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Name)

(4)           Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

(Name)

(Date)	(Signature)

Termination and Settlement Agreement
Exhibit C

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

Name of Assignee	Address	No. of Shares

and does hereby irrevocably constitute and appoint ____________________________ Attorney to make such transfer on the books of GLEN ROSE PETROLEUM CORPORATION, maintained for the purpose, with full power of substitution in the premises.

The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of stock to be issued upon exercise hereof are being acquired for investment purposes, and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

Dated: _________________________

Signature of Holder

Termination and Settlement Agreement
Exhibit C

Exhibit D

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT THERETO UNDER THE ACT AND APPLICABLE LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Certificate No. 2010-04	Warrant to Purchase up to 100,000 Shares of
Dated: February 17, 2010	Common Stock (subject to adjustment)

WARRANT TO PURCHASE COMMON STOCK
of
GLEN ROSE PETROLEUM CORPORATION

            This certifies that, for value received, Evergreen Syndications, LLC, or its registered assigns (the “Holder”) is entitled, subject to the terms set forth below, to purchase from Glen Rose Petroleum Corporation, a Delaware corporation (the “Company”), up to one hundred thousand (100,000) shares of common stock, par value $0.001 per share (the “Common Stock”), as constituted on the date hereof (the “Warrant Issue Date”), upon surrender hereof, at the principal office of the Company referred to below, with the Notice of Exercise form annexed hereto duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price set forth in Section 2 below. The number and character of such shares of Common Stock and the Exercise Price are subject to adjustment as provided herein. The term “Warrant” as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein. This Warrant is being issued pursuant to the Termination and Settlement Agreement dated February 17, 2010), by and between the Company and Evergreen Syndications, LLC and Joseph Tovey.

1.            Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, during the term commencing on the Warrant Issue Date and ending at 5:00 p.m., Eastern Standard Time, on February 17, 2014 (the “Term”), and shall be void thereafter.

Exhibit E
Evergreen Syndications Registration Rights Agreement
Glen Rose Petroleum Corporation

2.            Exercise Price. The exercise price at which this Warrant may be exercised shall be $2.00 per share of Common Stock (the “Exercise Price”), as such Exercise Price may be adjusted from time to time pursuant to Section 12 hereof.

3.            Number of Warrants.  The warrants shall be exercisable for any amount up to and including one hundred thousand (100,000) Common Shares of the Company.  The Warrant Issue Date shall be the date upon which any such warrant is issued.

4.            Vesting and Exercise of Warrant.

(a)           Exercisability – Majority Ownership. Notwithstanding anything herein to the contrary, should the number of shares of Common Stock issuable upon the execution of this Warrant, plus the number of shares of Common Stock issuable upon the any other warrant or option relating to the Common Stock, plus any Common Stock held by Holder, any “affiliate” of Holder as defined by defined by SEC Rule 501(b), or any party acting as a “group” as defined by SEC Rule 13(d)(3) with Holder combined with any shares held meet or exceed fifty percent (50%) of the Company’s total Common Shares, this Warrant will only become exercisable (“Vest”) when the Company has obtained shareholder approval of this Warrant in accordance with applicable federal securities laws and the rules and regulations of any national securities exchange or inter-dealer quotation system upon which the Company’s Common Stock is then traded.

(b)           Exercisability - Dilution. Notwithstanding anything herein to the contrary, should the number of shares of Common Stock issuable upon the execution of this Warrant, plus the number of shares of Common Stock issuable upon the any other warrant or option relating to the Common Stock held by Holder, any “affiliate” of Holder as defined by defined by SEC Rule 501(b), or any party acting as a “group” as defined by SEC Rule 13(d)(3) with Holder combined with any shares held meet or exceed twenty percent (20%) of the Company’s total Common Shares, this Warrant will only become exercisable (“Vest”) when the Company has obtained shareholder approval of this Warrant in accordance with applicable federal securities laws and the rules and regulations of any national securities exchange or inter-dealer quotation system upon which the Company’s Common Stock is then traded.

(c)           Exercise of Warrant - Method of Exercise. Subject to sections 4(a) and 4(b) above, the purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, at any time, or from time to time, during the Term, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the principal office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment in cash by wire transfer or by check acceptable to the Company of the purchase price of the shares to be purchased.

Exhibit E
Evergreen Syndications Registration Rights Agreement
Glen Rose Petroleum Corporation

(d)           Issuance of Shares. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Warrant Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of Warrant Shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the remaining number of Warrant Shares for which this Warrant may then be exercised.

5.            No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled (after aggregating all shares that are being issued upon such exercise), the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

6.            Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement or bond reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

7.            Rights of Stockholders. Subject to Sections 10 and 12 of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of the Warrant Shares or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised as provided herein.

8.             Transfer of Warrant.

(a)           Warrant Register. The Company will maintain a register (the “Warrant Register”) containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change its address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

Exhibit E
Evergreen Syndications Registration Rights Agreement
Glen Rose Petroleum Corporation

(b)           Warrant Agent. The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 7(a) above, issuing the Warrant Shares or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant, or any or all of the foregoing (the “Warrant Agent”). Thereafter, any such registration, issuance, exchange or replacement, as the case may be, shall be made at the office of the Warrant Agent.

(c)           Transferability and Negotiability of Warrant. This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the “Act”), title to this Warrant may be transferred by endorsement (by the Holder executing the Assignment Form annexed hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

(d)           Exchange of Warrant Upon a Transfer. Upon surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers contained in this Section 8, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

(e)           Compliance with Securities Laws.

(i)      The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired for investment purposes, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any applicable state securities laws.

(ii)      This Warrant and all Warrant Shares issued upon exercise hereof or conversion thereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS.  SUCH SHARES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.  THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS AND HOLDER RIGHTS AS SET FORTH IN A REGISTRATION RIGHTS AGREEMENT ENTERED INTO BY THE HOLDER OF THESE SHARES, THE COMPANY AND CERTAIN OTHER STOCKHOLDERS OF THE COMPANY.  A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF WITHOUT CHARGE UPON THE WRITTEN REQUEST TO THE COMPANY.

Exhibit E
Evergreen Syndications Registration Rights Agreement
Glen Rose Petroleum Corporation

9.            Reservation of Stock. The Company covenants that during the Term, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its Certificate or Articles of Incorporation (the “Certificate”) to provide sufficient reserves of Warrant Shares issuable upon exercise of this Warrant. The Company further covenants that all Warrant Shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein will be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously therewith). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of this Warrant.

10.           Notices.

(a)           Whenever the Exercise Price or the shares purchasable hereunder shall be adjusted pursuant to Section 12 hereof, the Company shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and the shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first-class mail, postage prepaid) to the Holder of this Warrant.

(b)           In case:

(i)      the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

(ii)      of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation or entity, or any conveyance of all or substantially all of the assets of the Company to another corporation or entity, or

Exhibit E
Evergreen Syndications Registration Rights Agreement
Glen Rose Petroleum Corporation

(iii)      of any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Holder or Holders a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 days prior to the record date specified in (A) above or 30 days prior to the date specified in (B) above.

11.           Amendments and Waivers.

(a)           Except as provided in Section 11(b) below, this Warrant, or any provision hereof, may be amended, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

(b)           Any term or condition of this Warrant may be amended with the written consent of the Company and the Holder. Any amendment effected in accordance with this Section 11(b) shall be binding upon the Holder and each future holder of this Warrant and the Company.

(c)           No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

12.           Adjustments. The Exercise Price and the shares purchasable hereunder are subject to adjustment from time to time as follows:

(a)           Merger, Sale of Assets, etc. If at any time while this Warrant is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or (iii) a sale or transfer of the Company’s properties and assets as, or substantially as, an entirety to any other corporation or other entity, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation or other entity resulting from such reorganization, merger, consolidation, merger, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 12. The foregoing provision of this Section 12(a) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation or other entity that are at the time receivable upon the exercise of this Warrant. In all events, appropriate adjustment (as determined in good faith by the Company’s Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

Exhibit E
Evergreen Syndications Registration Rights Agreement
Glen Rose Petroleum Corporation

(b)           Reclassification, etc. If the Company, at any time while this Warrant remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 12.

(c)           Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination and the number of such securities shall be proportionately increased in the case of a split or subdivision or proportionately decreased in the case of a combination.

(d)           Adjustments for Dividends in Stock or other Securities or Property. If while this Warrant remains outstanding and unexpired, the holders of the securities as to which purchase rights under this Warrant exist (including without limitation securities into which such securities may be converted) at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant (or upon such conversion) on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 12.

Exhibit E
Evergreen Syndications Registration Rights Agreement
Glen Rose Petroleum Corporation

(e)           Calculations. All calculations under this Section 12 shall be made to the nearest four decimal points.

(f)           No Impairment. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

13.           Saturdays, Sundays and Holidays. If the last or appointed day for the taking of any action or the expiration of any right granted herein shall be a Saturday, Sunday or legal holiday, then (notwithstanding anything herein to the contrary) such action may be taken or such right may be exercised on the next succeeding day that is not a Saturday, Sunday or legal holiday.

14.           Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

15.           Binding Effect. The terms of this Warrant shall be binding upon and inure to the benefit of the Company and the Holder and their respective successors and assigns.

IN WITNESS WHEREOF, Glen Rose Petroleum Corporation has caused this Warrant to be executed by its officers thereunto duly authorized.

Glen Rose Petroleum Corporation

By: ____________________________________
Name: Andrew Taylor-Kimmins
Title: Chairman & President

Holder: ________________________________

By: ____________________________________
Name:
Title:

Exhibit E
Evergreen Syndications Registration Rights Agreement
Glen Rose Petroleum Corporation

NOTICE OF EXERCISE

(1)           The undersigned hereby (A) elects to purchase _______ shares of Common Stock of GLEN ROSE PETROLEUM CORPORATION, pursuant to the provisions of Section 4(c)(i) of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

(2)           In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock to be issued upon exercise hereof are being acquired for investment purposes, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

(3)           Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Name)

(4)           Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

(Name)

(Date)	(Signature)

Exhibit E
Evergreen Syndications Registration Rights Agreement
Glen Rose Petroleum Corporation

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

Name of Assignee	Address	No. of Shares

and does hereby irrevocably constitute and appoint ____________________________ Attorney to make such transfer on the books of GLEN ROSE PETROLEUM CORPORATION, maintained for the purpose, with full power of substitution in the premises.

The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of stock to be issued upon exercise hereof are being acquired for investment purposes, and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

Dated: _________________________

Signature of Holder

Exhibit E
Evergreen Syndications Registration Rights Agreement
Glen Rose Petroleum Corporation